BlackRock Municipal Bond Fund, Inc.
BlackRock Short-Term Municipal Fund
(the “Fund”)
Class K Shares

Supplement dated October 14, 2016
to the Summary Prospectus dated October 28, 2015

Effective as of October 14, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed to add a cap on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Class K Shares. Accordingly, the Fund’s Summary Prospectus is amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Short-Term Municipal Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee	0.33%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.41%
Fee Waivers and/or Expense Reimbursements[1]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.31%

[1]	As described in the “Management of the Fund” section of the Fund’s prospectus on page 22, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.31% of average daily net assets through October 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the BlackRock Municipal Bond Fund, Inc. or by a vote of a majority of the outstanding securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$32	$122	$220	$508

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-STM-K-1016SUP